

<ARTICLE>                                           BD
<LEGEND>
This  schedule  contains  summary  financial   information  extracted  from  the
Consolidated Statement of Income and Consolidated Balance Sheet of the Company's
1998 Annual Report to Stockholders,  which are incorporated  herein by reference to Exhibit No. 13.1 of this report,  for the period ended December 31, 1998, and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>                                   1000

<PERIOD-TYPE>                   Year
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   DEC-31-1998
<CASH>                                         3,790,804
<RECEIVABLES>                                  9,980,474
<SECURITIES-RESALE>                            7,608,067
<SECURITIES-BORROWED>                                  0
<INSTRUMENTS-OWNED>                              242,115
<PP&E>                                           396,163
<TOTAL-ASSETS>                                22,264,390
<SHORT-TERM>                                     324,597
<PAYABLES>                                    19,541,922
<REPOS-SOLD>                                           0
<SECURITIES-LOANED>                                    0
<INSTRUMENTS-SOLD>                                     0
<LONG-TERM>                                      351,000
<PREFERRED-MANDATORY>                                  0
<PREFERRED>                                            0
<COMMON>                                           4,019
<OTHER-SE>                                     1,424,603
<TOTAL-LIABILITY-AND-EQUITY>                  22,264,390
<TRADING-REVENUE>                                286,754
<INTEREST-DIVIDENDS>                           1,127,498
<COMMISSIONS>                                  1,309,383
<INVESTMENT-BANKING-REVENUES>                          0
<FEE-REVENUE>                                    559,241
<INTEREST-EXPENSE>                               651,881
<COMPENSATION>                                 1,162,823
<INCOME-PRETAX>                                  576,544
<INCOME-PRE-EXTRAORDINARY>                       348,462
<EXTRAORDINARY>                                        0
<CHANGES>                                              0
<NET-INCOME>                                     348,462
<EPS-PRIMARY>                                       0.88 <F1>
<EPS-DILUTED>                                       0.85 <F1>

<F1>  Reflects  the  December  1998  three-for-two  common stock split and prior
Financial Data Schedules have not been restated for the recapitalization. The information has been prepared in accordance with SFAS No. 128. Basic and diluted EPS have been entered in place of primary and fully diluted, respectively.


